UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 2, 2004 (July 1, 2004)

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)

(504) 362-4321

(Registrant's telephone number, including area code)

Item 5.             Other Events and Regulation FD Disclosure.

            On July 1, 2004, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.             Financial Statements and Exhibits.
(c)	Exhibits.

	99.1	Press release issued by Superior Energy Services, Inc. on July 1, 2004, announcing agreement signed by subsidiary SPN Resources to purchase producing properties

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: July 2, 2004